Exhibit 10(c)

WENDY’S INTERNATIONAL, INC.

WENDY’S 1990 STOCK OPTION PLAN

(Reflects amendments through October 2, 2006)

Part I — Key Employees

Section 1. Purpose. This Wendy’s 1990 Stock Option Plan (hereinafter referred to as the “Plan”) is intended as a means whereby key employees (hereinafter referred to as “Employee” or “Employees” and “Optionee” or “Optionees”) of Wendy’s International, Inc. (hereinafter referred to as the “Company”) or its subsidiaries (hereinafter referred to as the “Subsidiaries”) can each enlarge his proprietary interest in the Company, thereby encouraging the judgment, initiative and efforts of the Employees for the successful conduct of the Company’s business. The Plan is also intended to create common interests between the Employees and the other shareholders of the Company, and to assist the Company in attracting, retaining and motivating Employees.

Section 2. Administration of the Plan. The Board of Directors of the Company shall appoint a Compensation Committee (hereinafter referred to as the “Committee”) of not less than three (3) Directors to administer the Plan. The members of the Committee shall serve at the pleasure of the Board, which shall have the power at any time, or from time to time, to remove members from the Committee or to add members thereto. All members of the Committee shall be qualified to administer the Plan as contemplated by Securities and Exchange Commission Rule 16b-3 as amended or superseded from time to time. The Committee shall construe and interpret the Plan, establish such operating guidelines and rules as it deems necessary for the proper administration of the Plan and make such determinations and take such other action in connection with the Plan as it deems necessary and advisable. It shall determine the individuals to whom and the time or times at which Options shall be granted, the number of shares to be subject to each Option, the Option price and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan. Any such construction, interpretation, rule, determination or other action taken by the Committee pursuant to the Plan shall be final, binding and conclusive on all interested parties, including the Company and all former, present and future Employees of the Company.

Actions by a majority of the Committee at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

The Committee shall have no authority to make any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of this Plan) or amendment of the exercise price of an Option previously granted under this Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s shareholders shall have approved such adjustment or amendment.

Section 3. Maximum Number of Shares Subject to Plan. Subject to any adjustment as provided in the Plan, the shares to be offered under the Plan may be, in whole or in part, authorized but unissued Common Shares of the Company, or issued Common Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 24,451,200, plus the amount of any additional Common Shares which may result from any share distributions effected after the approval of this Plan by the Board of Directors of the Company. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares with respect thereto shall again be available for other Options to be granted under the Plan unless the Plan shall have been terminated.

Section 4. Selection of Optionees. The Committee, from time to time, subject to the terms and provisions of the Plan, may grant Options to any present and future full-time key employees of the Company and of its present and future Subsidiaries. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the success and growth of the Company and its Subsidiaries, and such other factors as the Committee, in its discretion, shall deem relevant. Any person who has been granted an Option under a prior stock option plan of the Company may be granted an additional Option or Options under the Plan if the Committee shall so determine.

Section 5. Option Price. The purchase price for the shares covered by each Option granted shall be not less than one hundred percent (100%) of the fair market value of the shares on the date of the grant of the Option. Such fair market value shall be equal to the mean of the high and low prices at which Common Shares of the Company are traded on the New York Stock Exchange on such date.

Section 6. Option Requirements. The Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced in writing in a form recommended by the Committee and approved by the Board of Directors and shall include the following terms and conditions:

(a) Optionee. Each Option shall state the name of the Optionee.

(b) Number of Shares. Each Option shall state the number of shares to which that Option pertains. During any fiscal year of the Company, no Optionee shall be granted Options covering more than five percent (5%) of the maximum number of Common Shares which may be issued upon exercise of Options granted under the Plan.

(c) Purchase Price. Each Option shall state the Option price, which shall be not less than one hundred percent (100%) of the fair market value of the shares covered by such Option on the date of grant of such Option. See Section 5, Option Price, and Section 27, date of grant.

(d) Payment. The purchase price for the Options being exercised must be paid in full at the time of exercise in a manner acceptable to the Committee. In addition, in order to enable the Company to meet any applicable foreign, federal (including FICA), state and local withholding tax requirements, an Optionee shall also be required to pay the amount of tax to be withheld at the time of exercise. No Common Shares will be delivered to any Optionee until all such amounts have been paid.

(e) Length of Option. Each Option shall be granted for a period to be determined by the Committee but in no event to exceed more than ten (10) years. However, subject to Sections 9 and 10, each Option shall be exercisable only during such portion of its term as the Committee shall determine, and only if the Optionee is employed by the Company or a Subsidiary of the Company at the time of such exercise.

(f) Exercise of Option. With respect to Options offered pursuant to this Plan to an Employee who is subject to Section 16 of the Securities Exchange Act of 1934 (“Section 16 of the Exchange Act”), no option can be exercised for at least six (6) months after the date of grant except in the case of death or Disability as set forth in Section 10 where the Option is otherwise exercisable. Otherwise each Optionee shall have the right to exercise his or her Option in the manner specified in this Plan or in the agreement evidencing granting of such Option.

Section 7. Method of Exercise of Options. Each Option shall be exercised pursuant to the terms of such Option and pursuant to the terms of the Plan by giving written notice to the Company at its principal place of business or other address designated by the Company, accompanied by cash, check, shares, or other property acceptable to the Committee, in payment of the Option price for the number of shares specified and paid for. From time to time the Committee may establish procedures relating to effecting such exercises. No fractional shares shall be issued as a result of exercising an Option. The Company shall make delivery of such shares as soon as possible; provided, however, that if any law or regulation requires the Company to take action with respect to the shares specified in such notice before issuance thereof, the date of delivery of such shares shall then be extended for the period necessary to take such action.

Section 8. Non-Transferability of Options. Except as set forth in Section 10, an Option is exercisable during an Optionee’s lifetime only by the Optionee. The Options shall not be transferable except by will or the laws of descent and distribution, and shall terminate as provided in this Plan.

Section 9. Earlier Termination of Options. Except as set forth in Section 10, upon the termination of the Optionee’s employment for any reason whatsoever, the Options will terminate as to all shares covered by Options which have not been exercised as of the date of such termination.

Section 10.

(a) Exercise Upon Death or Disability. In the event an Optionee dies while employed by the Company or a Subsidiary, then all Options held by the Optionee shall become immediately exercisable as of the date of death, and the estate of the deceased Optionee shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of one year after the date of the Optionee’s death, with exercise to be made as set forth in Section 7.

In the event an Optionee becomes Disabled while employed by the Company or a Subsidiary, then all Options held by the Optionee shall become immediately exercisable as of the date the Optionee becomes Disabled, and the Optionee (or, in the event the Optionee is incapacitated and unable to exercise Options, the Optionee’s legal guardian or legal representative whom the Committee deems appropriate based on applicable facts and circumstances) shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of one year after the date the Optionee becomes Disabled, with exercise to be made as set forth in Section 7.

(b) Exercise Upon Retirement. In the event an Optionee’s employment with the Company and its Subsidiaries is terminated by reason of the Optionee’s retirement, the Optionee shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of 48 months after the date the Optionee retires in the case of non-qualified stock options and for a period of three months after the date the Optionee retires in the case of Incentive Stock Options, in each case with exercise to be made as set forth in Section 7. In the event that an Optionee does not exercise the Optionee’s Incentive Stock Options prior to the expiration of the three-month period after the date the Optionee retires, such Options shall be treated as non-qualified stock options upon exercise by the Optionee after such three-month period. For purposes of this Section 10(b), “retirement” shall mean termination of employment at or after attaining age 55 with at least ten (10) years of service (as defined in the Company’s qualified retirement plans), other than by reason of death or Disability or for cause.

(c) Exercise Upon Termination of Employment in Connection with Certain Dispositions. In the event an Optionee’s employment with the Company and its Subsidiaries is terminated without cause in connection with a disposition of one or more restaurants or other assets by the Company or its Subsidiaries, or in connection with a sale or other disposition of a Subsidiary, the Optionee shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of one year following the Optionee’s termination of employment in the case of non-qualified stock options and for a period of three months following the Optionee’s termination of employment in the case of Incentive Stock Options, in each case with exercise to be made as set forth in Section 7.

Section 11. Types of Stock Options. The Options granted under the Plan may be non-qualified stock options or Incentive Stock Options (as defined in Section 422A of the Internal Revenue Code of 1986, as amended).

Notwithstanding Section 4, above, no Incentive Stock Option shall be granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of the Company, or its parent or subsidiary corporations unless (i) the Option price at the time such Option is granted is equal to at least one hundred ten percent (110%) of the fair market value of the shares subject to the Option, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. Further, the aggregate fair market value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000.00).

Section 12. Effect of Change in Common Shares Subject to the Plan. In the event any dividend upon the Common Shares payable in shares is declared by the Company, or in case of any subdivision or combination of the outstanding Common Shares, the aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall be increased or decreased proportionately so that there will be no change in the aggregate purchase price payable upon the exercise of the Options. In the event of any other recapitalization or any reorganization, merger, consolidation or any change in the corporate structure or stock of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to reflect accurately the terms of the Options as to the number and kind of shares deliverable upon subsequent exercising of the Options and in the Option prices under the Options.

Section 13. Listing and Registration of Common Shares. If at any time the Board of Directors shall determine that listing, registration or qualification of the Common Shares covered by the Option upon any securities exchange or under any state or federal law or the consent or the approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the purchase of Common Shares under the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Any person exercising an Option shall make such representations and agreements and furnish such information as the Board or the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

Section 14. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 15. Misconduct. In the event that an Optionee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or its Subsidiaries, or (ii) breached any contract with or violated any fiduciary obligation to the Company or its Subsidiaries, or (iii) engaged in unlawful trading in the securities of the Company or its Subsidiaries or of another company based on information gained as a result of that Optionee’s employment with the Company or its Subsidiaries, then that Optionee shall forfeit all rights to any unexercised Options granted under the Plan and all of that Optionee’s outstanding Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

Section 16. Foreign Employees. Without amending the Plan, the Committee may grant Options to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of laws of other countries in which the Company or its Subsidiaries operate or have employees.

Section 17. Buy Out of Option Gains. At any time after any Option becomes exercisable, the Committee shall have the right to elect, in its sole discretion and without the consent of the holder thereof, to cancel such Option and pay to the Optionee the excess of the fair market value of the Common Shares covered by such Option over the Option price of such Option at the date the Committee provides written notice (the “Buy Out Notice”) of the intention to exercise such right. Buy outs pursuant to this provision shall be effected by the Company as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts may be made in cash, in Common Shares, or partly in cash and partly in Common Shares, as the Committee deems advisable. To the extent payment is made in Common Shares, the number of shares shall be determined by dividing the amount of the payment to be made by the fair market value of a Common Share at the date of the Buy Out Notice. In no event shall the Company be required to deliver a fractional Common Share in satisfaction of this buy out provision. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes. For the purposes of this Section 17, fair market value shall be equal to the mean of the high and low prices at which Common Shares of the Company are traded on the New York Stock Exchange on the relevant date.

Section 18. No Rights to Options or Employment. No Employee or other person shall have any claim or right to be granted an Option under the Plan. Having received an Option under the Plan shall not give an Employee any right to receive any other grant under the Plan. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the Plan nor any action taken herein shall be construed as giving any Employee any right to be retained in the employ of the Company or its Subsidiaries.

Section 19. Change in Control. In the event of a Change in Control, as defined below, then Options granted and outstanding pursuant to the Plan, notwithstanding the date of exercise fixed in the grant of such Options, shall become immediately exercisable and each Optionee shall be entitled to receive, upon payment of the amount required for exercise of each Option, securities or cash consideration, or both, equal to those the Optionee would have been entitled to receive under such plan or agreement if the Optionee had already exercised such Option.

For purposes of this Plan, a “Change in Control” shall mean the occurrence of:

(a) An acquisition (other than directly from the Company) of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) a Subsidiary, (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of February 18, 1999, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least seventy percent (70%) of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

(A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Company, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Company, and

(C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or a Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Company then outstanding voting securities or its common stock;

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by the Company which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Section 20. Amendment or Termination. The Board of Directors may amend or terminate the Plan at any time, provided that the Board of Directors shall not (except as provided in Sections 9, 10 and 12 hereof) make any change in the Options which will impair the rights of the Optionee therein, without the consent of the Optionee.

Section 21. Other Actions. This Plan shall not restrict the authority of the Committee, the Board of Directors or of the Company or its Subsidiaries for proper corporate purposes to grant or assume stock options, other than under the Plan, to or with respect to any Employee or other person.

Section 22. Costs and Expenses. Except as provided in Section 6(d) hereof with respect to taxes, the costs and expenses of administering the Plan shall be borne by the Company, and shall not be charged to any grant nor to any Employee receiving a grant.

Section 23. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

Section 24. Laws Governing Plan. This Plan shall be construed under and governed by the laws of the State of Ohio.

Section 25. Captions. The captions to the several sections hereof are not a part of this Plan, but are merely guides or labels to assist in locating and reading the several sections hereof.

Section 26. Effective Date. The Plan shall become effective on the date it is approved by the Board of Directors of the Company.

Section 27. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meaning set forth below:

(a) The “date of grant” or “grant date” of an Option shall be the date on which an Option is granted under the Plan.

(b) “Option” means the right granted under the Plan to an Optionee to purchase a Common Share of the Company at a fixed price for a specified period of time.

(c) “Option price” means the price at which a Common Share covered by an Option granted hereunder may be purchased.

(d) With regard to any particular Employee, “Disabled” shall have (i) the meaning set forth in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, in the context of determining the period during which Incentive Stock Options granted to such Employee may be exercised and (ii) the meaning set forth in the Company’s long term disability program applicable to such Employee in the context of determining the period during which non-qualified stock options granted such Employee may be exercised.

WENDY’S INTERNATIONAL, INC.

WENDY’S 1990 STOCK OPTION PLAN

(Reflects amendments through October 2, 2006)

Part II — Non–Employee Directors

Section 1. Purpose. Part II of the Wendy’s 1990 Stock Option Plan (hereinafter referred to as the “Plan”) is intended as a means whereby Non-Employee Directors (hereinafter referred to as “Optionee” or “Optionees”) of Wendy’s International, Inc. (hereinafter referred to as the “Company”) can each enlarge his proprietary interest in the Company, thereby encouraging the judgment, initiative and efforts of the Non-Employee Directors for the successful conduct of the Company’s business. The Plan is also intended to create common interests between the Non-Employee Directors and the other shareholders of the Company, and to assist the Company in attracting, retaining and motivating the Non-Employee Directors.

Section 2. Administration of the Plan. The Board of Directors of the Company shall appoint a Compensation Committee (hereinafter referred to as the “Committee”) of not less than three (3) Directors to administer the Plan. The members of the Committee shall serve at the pleasure of the Board, which shall have the power at any time, or from time to time, to remove members from the Committee or to add members thereto. All members of the Committee shall be qualified to administer the Plan as contemplated by Securities and Exchange Commission Rule 16b-3 as amended or superseded from time to time. The Committee shall construe and interpret the Plan, establish such operating guidelines and rules as it deems necessary for the proper administration of the Plan and make such determinations and take such other action in connection with the Plan as it deems necessary and advisable. Any such construction, interpretation, rule, determination or other action taken by the Committee pursuant to the Plan shall be final, binding and conclusive on all interested parties, including the Company and all former, present and future Non-Employee Directors of the Company.

Actions by a majority of the Committee at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

The Committee shall have no authority to make any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of this Plan) or amendment of the exercise price of an Option previously granted under this Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s shareholders shall have approved such adjustment or amendment.

Section 3. Maximum Number of Shares Subject to Plan. Subject to any adjustment as provided in the Plan, the shares to be offered under the Plan may be, in whole or in part, authorized but unissued Common Shares of the Company, or issued Common Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 298,800, plus the amount of any additional Common Shares which may result from any share distributions effected after the approval of this Plan by the Board of Directors of the Company. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares with respect thereto shall again be available for other Options to be granted under the Plan unless the Plan shall have been terminated.

Section 4. Stock Option Grants.

(a) Each Non-Employee Director of the Company on the effective date of the Plan shall be granted the number of Options equal to three (3) times the number of Options calculated for each such Director as follows: 50% of the amount paid to such Director in 1990 as director’s fees (including quarterly retainer fees and Board meeting fees but excluding committee meeting fees and expense reimbursements), divided by the Option exercise price and rounded to the nearest whole share.

(b) In 1992 and 1993, each year, the number of Options to be granted to each Non-Employee Director of the Company shall be equal to 50% of the amount paid to such Director during the preceding fiscal year as director’s fees (including quarterly retainer fees and Board meeting fees but excluding committee meeting fees and expense reimbursements), divided by the Option exercise price and rounded to the nearest whole share. Such Options shall be granted on the date on which the regularly scheduled Board meeting is held during the Company’s third fiscal quarter. In the event that an insufficient number of shares remains available under the Plan for issuance to all Non-Employee Directors in a fiscal year, then unless the Plan is amended to provide additional shares or the Company adopts another stock option plan under which the Non-Employee Directors can participate, the Non-Employee Directors shall participate on a prorata basis.

(c) Commencing in 1994, each year, each Non-Employee Director of the Company shall be granted Options to purchase 1,100 Common Shares. Such Options shall be granted on the date on which the regularly scheduled Board meeting is held during the Company’s third fiscal quarter. In the event that an insufficient number of shares remains available under the Plan for issuance to all Non-Employee Directors in a fiscal year, then unless the Plan is amended to provide additional shares or the Company adopts another stock option plan under which the Non-Employee Directors can participate, the Non-Employee Directors shall participate on a prorata basis.

(d) Commencing in 1997, each year, each Non-Employee Director of the Company shall be granted Options to purchase 2,500 Common Shares. Such Options shall be granted on the date on which the regularly scheduled Board meeting is held during the Company’s third fiscal quarter. In the event that an insufficient number of shares remains available under the Plan for issuance to all Non-Employee Directors in a fiscal year, then unless the Plan is amended to provide additional shares or the Company adopts another stock option plan under which the Non-Employee Directors can participate, the Non-Employee Directors shall participate on a prorata basis.

(e) Commencing in 2003, each year, each Non-Employee Director of the Company shall be granted Options to purchase 5,500 Common Shares. Such Options shall be granted on the date on which the regularly scheduled Board meeting is held during the Company’s second fiscal quarter, except that Options shall be granted in 2003 on the date of the annual meeting of shareholders held in 2003. In the event that an insufficient number of shares remains available under the Plan for issuance to all Non-Employee Directors in a fiscal year, then unless the Plan is amended to provide additional shares or the Company adopts another stock option plan under which the Non-Employee Directors can participate, the Non-Employee Directors shall participate on a prorata basis.

Section 5. Option Price. The purchase price for the shares covered by each Option granted shall be the fair market value of the shares on the date of the grant of the Option. Such fair market value shall be equal to the mean of the high and low prices at which Common Shares of the Company are traded on the New York Stock Exchange on such date.

Section 6. Option Requirements. The Options granted pursuant to the Plan shall be evidenced in writing in a form recommended by the Committee and approved by the Board of Directors and shall include the following terms and conditions:

(a) Optionee. Each Option shall state the name of the Optionee.

(b) Number of Shares. Each Option shall state the number of shares to which that Option pertains.

(c) Purchase Price. Each Option shall state the Option price, which shall be one hundred percent (100%) of the fair market value of the shares covered by such Option on the date of grant of such Option. See Section 5, Option Price, and Section 26, date of grant.

(d) Payment. The purchase price for the Options being exercised must be paid in full at the time of exercise in a manner acceptable to the Committee. In addition, in order to enable the Company to meet any applicable foreign, federal (including FICA), state and local withholding tax requirements, an Optionee shall also be required to pay the amount of tax to be withheld at the time of exercise. No Common Shares will be delivered to any Optionee until all such amounts have been paid.

(e) Length of Option. Each Option shall be granted for a period of ten (10) years. However, subject to Sections 9 and 10, each Option shall be exercisable only during such portion of its term as hereinafter set forth and only if the Optionee is either a Non-Employee Director of the Company or is employed by the Company or a Subsidiary of the Company at the time of such exercise.

(f) Exercise of Option. Twenty-five (25%) percent of the Options covered by each grant shall become exercisable on each of the four anniversaries of the grant date for such Options. Otherwise, each Optionee shall have the right to exercise his or her Options in the manner specified in this Plan.

Notwithstanding any provision in the Plan to the contrary, the Options shall not be exercisable in whole or in part unless and until the Plan is approved by the shareholders of the Company.

Section 7. Method of Exercise of Options. Each Option shall be exercised pursuant to the terms of such Option and pursuant to the terms of the Plan by giving written notice to the Company at its principal place of business or other address designated by the Company, accompanied by cash, check, shares, or other property acceptable to the Committee in payment of the Option price for the number of shares specified and paid for. From time to time the Committee may establish procedures relating to effecting such exercises. No fractional shares shall be issued as a result of exercising an Option. The Company shall make delivery of such shares as soon as possible; provided, however, that if any law or regulation requires the Company to take action with respect to the shares specified in such notice before issuance thereof, the date of delivery of such shares shall then be extended for the period necessary to take such action.

Section 8. Non-Transferability of Options. Except as set forth in Section 10, an Option is exercisable during an Optionee’s lifetime only by the Optionee. The Options shall not be transferable except by will or the laws of descent and distribution, and shall terminate as provided in this Plan.

Section 9. Earlier Termination of Options. Except as set forth in Section 10 of this Plan, if the Optionee ceases to be a Non-Employee Director of the Company or an employee of the Company or its Subsidiaries for any reason whatsoever, the Options will terminate as to all shares covered by Options which have not been exercised as of such date.

Section 10.

(a) Exercise Upon Death or Disability. In the event an Optionee dies while either a Non-Employee Director of the Company or while employed by the Company or a Subsidiary, then all Options held by the Optionee shall become immediately exercisable as of the date of death, and the estate of the deceased Optionee shall have the right to exercise any rights the Optionee would have under this Plan for a period of one year after the date of the Optionee’s death, with exercise to be made as set forth in Section 7.

In the event an Optionee becomes Disabled while either a Non-Employee Director of the Company or while employed by the Company or a Subsidiary, then all Options held by the Optionee shall become immediately exercisable as of the date the Optionee becomes Disabled, and the Optionee (or, in the event the Optionee is incapacitated and unable to exercise Options, the Optionee’s legal guardian or legal representative whom the Committee deems appropriate based on applicable facts and circumstances) shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of one year after the date the Optionee becomes Disabled, with exercise to be made as set forth in Section 7.

(b) Exercise Upon Retirement. In the event an Optionee retires as a Non-Employee Director or as an employee of the Company and its Subsidiaries, the Optionee shall have the right to exercise any rights the Optionee would otherwise have under this Plan for a period of 48 months after the date of such retirement, with exercise to be made as set forth in Section 7. For purposes of this Section 10(b), “retirement” shall mean termination of membership on the Company’s Board of Directors at or after attaining age 55 with at least three (3) years of service as a member of the Board, other than by reason of death or Disability or for cause, and “termination for cause” shall mean termination of membership on the Board of Directors on account of any fraud, intentional misrepresentation, embezzlement or misappropriation or conversion of assets or opportunities of the Company or its Subsidiaries.

Section 11. Types of Stock Options. The Options granted under the Plan shall be non-qualified stock options.

Section 12. Effect of Change in Common Shares Subject to the Plan. In the event any dividend upon the Common Shares payable in shares is declared by the Company, or in case of any subdivision or combination of the outstanding Common Shares, the aggregate number of Common Shares to be delivered upon exercise of all Options granted under the Plan shall be increased or decreased proportionately so that there will be no change in the aggregate purchase price payable upon the exercise of the Options. In the event of any other recapitalization or any reorganization, merger, consolidation or any change in the corporate structure or stock of the Company, the Board of Directors shall make such adjustment, if any, as it may deem appropriate to reflect accurately the terms of the Options as to the number and kind of shares deliverable upon subsequent exercising of the Options and in the Option prices under the Options.

Section 13. Listing and Registration of Common Shares. If at any time the Board of Directors shall determine that listing, registration or qualification of the Common Shares covered by the Option upon any securities exchange or under any state or federal law or the consent or the approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the purchase of Common Shares under the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Any person exercising an Option shall make such representations and agreements and furnish such information as the Board or the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

Section 14. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 15. Misconduct. In the event that an Optionee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or its Subsidiaries, or (ii) breached any contract with or violated any fiduciary obligation to the Company or its Subsidiaries, or (iii) engaged in unlawful trading in the securities of the Company or its Subsidiaries or of another company based on information gained as a result of that Optionee serving as a Non-Employee Director of the Company, then that Optionee shall forfeit all rights to any unexercised Options granted under the Plan and all of that Optionee’s outstanding Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

Section 16. Buy Out of Option Gains. At any time after any Option becomes exercisable, the Board of Directors (excluding any Director who holds Options for which the buy out election is being considered) shall have the right to elect, in its sole discretion and without the consent of the holder thereof, to cancel such Option and pay to the Optionee the excess of the fair market value of the Common Shares covered by such Option over the Option price of such Option at the date the Board provides written notice (the “Buy Out Notice”) of the intention to exercise such right. Buy outs pursuant to this provision shall be effected by the Company as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts may be made in cash, in Common Shares, or partly in cash and partly in Common Shares, as the Board deems advisable. To the extent payment is made in Common Shares, the number of shares shall be determined by dividing the amount of the payment to be made by the fair market value of a Common Share at the date of the Buy Out Notice. In no event shall the Company be required to deliver a fractional Common Share in satisfaction of this buy out provision. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes. For the purposes of this Section 16, fair market value shall be equal to the mean of the high and low prices at which Common Shares of the Company are traded on the New York Stock Exchange on the relevant date.

Section 17. No Other Rights. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the Plan nor any action taken herein shall be construed as giving any Optionee any right to remain as a Director of the Company.

Section 18. Change in Control. In the event of a Change in Control, as defined below, then Options granted and outstanding pursuant to the Plan, notwithstanding the date of exercise fixed in the grant of such Options, shall become immediately exercisable and each Optionee shall be entitled to receive, upon payment of the amount required for exercise of each Option, securities or cash consideration, or both, equal to those the Optionee would have been entitled to receive under such plan or agreement if the Optionee had already exercised such Option.

For purposes of this Plan, a “Change in Control” shall mean the occurrence of:

(a) An acquisition (other than directly from the Company) of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) a Subsidiary, (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of February 18, 1999, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least seventy percent (70%) of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

(A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Company “) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Company, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Company, and

(C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or a Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Company then outstanding voting securities or its common stock;

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by the Company which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Section 19. Amendment or Termination. The Board of Directors may amend or terminate the Plan at any time, provided that the Board of Directors shall not (except as provided in Sections 9, 10 and 12 hereof) make any change in the Options which will impair the rights of the Optionee therein, without the consent of the Optionee, and further provided that any amendment which would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Common Shares which may be issued under the Plan, (iii) materially modify the requirements as to eligibility or participation in the Plan, or (iv) otherwise amend the Plan in such manner where shareholder approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act of 1934, shall not be made without the approval of the shareholders of the Company.

Section 20. Other Actions. This Plan shall not restrict the authority of the Committee, the Board of Directors or of the Company or its Subsidiaries for proper corporate purposes to grant or assume stock options, other than under the Plan, to or with respect to any Optionee or other person.

Section 21. Costs and Expenses. Except as provided in Section 6(d) hereof with respect to taxes, the costs and expenses of administering the Plan shall be borne by the Company, and shall not be charged to any grant nor to any Optionee receiving a grant.

Section 22. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

Section 23. Laws Governing Plan. This Plan shall be construed under and governed by the laws of the State of Ohio.

Section 24. Captions. The captions to the several sections hereof are not a part of this Plan, but are merely guides or labels to assist in locating and reading the several sections hereof.

Section 25. Effective Date. The Plan shall become effective on the date it is approved by the Board of Directors of the Company.

Section 26. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meaning set forth below:

(a) The “date of grant” or “grant date” of an Option shall be the date on which an Option is granted under the Plan.

(b) The phrase “Non-Employee Director” means a member of the Board of Directors of the Company who is not an employee of the Company or any of its Subsidiaries.

(c) “Option” means the right granted under the Plan to an Optionee to purchase a Common Share of the Company at a fixed price for a specified period of time.

(d) “Option price” means the price at which a Common Share covered by an Option granted hereunder may be purchased.

(e) “Subsidiaries” means the subsidiaries of Wendy’s International, Inc.

(f) With regard to any particular Employee, “Disabled” shall have the meaning set forth in the Company’s long term disability program generally applicable to officers of the Company.